DELAWARE GROUP® EQUITY FUNDS IV

Delaware Growth and Income Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated January 28, 2020

On November 18, 2020, the Board of Trustees of Delaware Group Equity Funds IV (the “Board”) approved the replacement of the Fund’s current portfolio managers with the Global Systematic Investment team of the Fund’s current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, the following replaces the information in the section entitled, “What are the Fund’s principal investment strategies?”:

What are the Fund's principal investment strategies?

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund primarily invests in common stocks of large-size companies. The Fund may also invest in mid- and small-size companies.

The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund’s sub-advisor and manages the Fund’s assets. In addition, Macquarie Fund Management Hong Kong Limited, an affiliate of the Manager, may execute security trades for the Fund.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

Upon the Effective Date, the following risks are added to the section entitled, “What are the principal risks of investing in the Fund?”:

IBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Upon the Effective Date, the following replaces the information in the section entitled, “Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund portfolio.

Portfolio managers	Title with MIMGL	Start date on the Fund
Scot Thompson	Division Director, Co-Head of Systematic Investments and Portfolio Manager	January 2021
Benjamin Leung, CFA	Division Director, Co-Head of Systematic Investments and Portfolio Manager	January 2021

Macquarie Funds Management Hong Kong Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 23, 2020.